UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
June 26, 2008
INTERNATIONAL LEASE FINANCE CORPORATION
(Exact name of registrant as specified in its charter)

CALIFORNIA (State or other jurisdiction of incorporation)	1-31616 (Commission File Number)	22-3059110 (IRS Employer Identification No.)
10250 Constellation Boulevard, Suite 3400
Los Angeles, California 90067
(Address of principal executive offices, including zip code)
(310) 788-1999
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 8.01 Other Events
     On June 26, 2008, American International Group, Inc. (“AIG”), a Delaware corporation and corporate parent of International Lease Finance Corporation (the “Company”), issued a press release announcing that recently-appointed chief executive officer of AIG, Robert B. Willumstad, has met with Steven F. Udvar-Hazy, chairman and chief executive of the Company. As a result of the discussions between Messrs. Willumstad and Udvar-Hazy, both executives concluded that the Company should remain part of the AIG portfolio. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference in its entirety.
Cautionary Statement Regarding Forward-Looking Statements
     This Current Report on Form 8-K may contain projections and other forward-looking statements that involve assumptions, risks and uncertainties. Readers are cautioned not to place undue reliance on these statements, which speak only as of the date of this Current Report on Form 8-K. These statements may differ materially from actual future events or results. Readers are referred to the documents filed by the Company with the Securities and Exchange Commission (the “SEC”), specifically the most recent reports which identify important risk factors that could cause actual results to differ from those contained in the forward-looking statements, including but not limited to the Company’s relationship with AIG. The information contained in this Current Report on Form 8-K is a statement of the Company’s and AIG’s present intentions, beliefs or expectations and is based upon, among other things, the existing regulatory environment, industry conditions, market conditions and prices, the economy in general and the Company’s and AIG’s assumptions. The Company or AIG may change their intentions, beliefs or expectations, at any time and without notice, based upon any changes in such factors, in the Company’s or AIG’s assumptions or otherwise. The cautionary statements contained or referred to in this Current Report on Form 8-K should be considered in connection with any subsequent written or oral forward looking statements that the Company or persons acting on its behalf may issue.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits

99.1	Press release, dated June 26, 2008, discussing the meeting between Messrs. Willumstad and Udvar-Hazy

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL LEASE FINANCE CORPORATION

/s/ Alan H. Lund

By:	Alan H. Lund Vice Chairman and Chief Financial Officer
DATED: June 26, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated June 26, 2008, discussing the meeting between Messrs. Willumstad and Udvar-Hazy